UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                        ______________________________

                                   FORM 8-K
                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  November 18, 2004


                                   0-15898
                          (Commission File Number)

                       ______________________________

                     CASUAL MALE RETAIL GROUP, INC.
        (Exact name of registrant as specified in its charter)

      Delaware                                             04-2623104
(State of Incorporation)                                 (IRS Employer
                                                      Identification Number)


              555 Turnpike Street, Canton, Massachusetts 02021
            (Address of registrant's principal executive office)


                              (781) 828-9300
                     (Registrant's telephone number)
                      ______________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



ITEM 2.02	Results of Operations and Financial Condition

On November 18, 2004, Casual Male Retail Group, Inc. (the "Company") issued a press release announcing the Company's results of operations for the third quarter and nine months ended October 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7.01	Regulation FD Disclosure.

On November 18, 2004, the Company issued a press release announcing that the Company had signed a letter of intent, subject to the negotiation of a definitive agreement, buyer's due diligence and other normal closing conditions, to sell its remaining 32 Levi's(r)/Dockers(r) Outlet stores to an unnamed affiliate of a privately held United States retailer for an undisclosed purchase price. Although there can be no certainty, the sale is targeted to close on November 24, 2004, assuming the execution of a definitive agreement and the satisfaction of all closing conditions. A copy of this press release is attached hereto as Exhibit 99.2.

ITEM 9.01	Financial Statements and Exhibits

	(c) Exhibits
	    Exhibit No.	Description
          -----------   ------------
             99.1 Press Release announcing results of operations for the third quarter and nine months ended October 30, 2004 for Casual Male Retail Group, Inc.

             99.2 Press Release announcing the Company's entry into a letter of intent to sell its remaining 32
                       Levi's(r)/Dockers(r) Outlet stores.


























                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CASUAL MALE RETAIL GROUP, INC.

                                              By: /s/ Dennis R. Hernreich
						          ---------------------------
                                              Name:  Dennis R. Hernreich
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


Date:  November 18, 2004